SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
D.C
. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date or earliest event reported):  January 21, 2022

HMG/COURTLAND PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-7865	59-1914299
(Commission File No)	(I.R.S. Employer Identification No.)

1870 S. Bayshore Drive Coconut Grove, Florida (Address of Principal Executive Offices)	33133 (Zip Code)
(305)854-6803
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-1(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 3, 3021, the Board of Directors (the “Board”) of HMG/Courtland Properties, Inc. (the “Company”), passed resolutions authorizing the voluntary liquidation and dissolution of the Company pursuant to a Plan of Liquidation and Dissolution (the “Plan of Dissolution”).  On December 14, 2021, the holder’s of a majority of the outstanding shares of the Company’s common stock entitled to vote executed a written consent in accordance with the provisions set forth in § 228 of the Delaware Corporation Law that approved the Plan of Dissolution.

The Board has authorized the filing of the Certificate of Dissolution (the “Dissolution”) of the Company on January 24, 2022 with the Delaware Secretary of State.  The effective date of the Dissolution will also be January 24, 2022.  On that date, the Company will notify the New York Stock Exchange (the “NYSE”) of the Dissolution.  We expect that the NYSE will suspend trading of the Company’s common stock on January 25, 2022.  Thereafter, we expect the NYSE to file with the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock.

The information provided in this Item 7.01, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Statements

Disclosures in this current report on Form 8-K contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act.  Statements that do not relate strictly to historical or current facts are forward-looking.  Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in the Company’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2020, and its quarterly reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021.  Without limiting the generality of the foregoing, forward-looking statements contained in this current report on Form 8-K specifically include the expectations of plans, strategies, objectives and anticipated financial and operational performance of the Company and its subsidiaries, including whether the Dissolution, and the other transactions involving the Dissolution are completed, as expected or at all, and the timing of the Dissolution, and such other transactions, including the timing of when the Company’s common stock will cease trading on the NYSE; whether the conditions to the Dissolution can be satisfied; whether the operational, financial and strategic benefits of the Dissolution can be achieved; and whether the costs and expenses of the Dissolution and the other transactions involving the Dissolution can be controlled within expectations.  These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.  Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  The Company has based these forward-looking statements on current expectations and assumptions about future events.  While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMG/COURTLAND PROPERTIES, INC.

By:	/s/ Maurice Wiener
Maurice Wiener

Date:  January 21, 2022

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